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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference, in the Registration Statement on Form S-8 (No. 333-88725) of Interwoven, Inc., of our report dated January 28, 2000 relating to the financial statements, which is incorporated in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 29, 2000